                                                                    Exhibit 10.4

                  PROXY AND VOTING AGREEMENT, dated as of February 8, 2001 (this "AGREEMENT"), among New Valley Corporation, a Delaware corporation ("NEW VALLEY"), Ladenburg, Thalmann Group Inc., a Delaware corporation ("LTGI"), Berliner Effektengesellschaft AG, a German corporation ("BERLINER") and the individual stockholders of GBI Capital Management Corp. listed on SCHEDULE A hereto (collectively, the "PRINCIPALS"). As used in this Agreement, the term "Principal" means, with respect to each individual listed on SCHEDULE A hereto, such individual and, where applicable, the Living Trust set forth below his name.

                  WHEREAS, the Selling Parties, GBI Capital Management Corp., a Florida corporation (the "PURCHASER"), and Ladenburg, Thalmann & Co. Inc., a Delaware corporation ("LADENBURG"), are parties to a Stock Purchase Agreement dated February 8, 2001 (the "STOCK PURCHASE AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement), pursuant to which the Purchaser shall acquire all of the outstanding shares of capital stock of Ladenburg from the Selling Parties;

                  WHEREAS, the Sellers have the right to acquire shares of Purchaser Common Stock pursuant to the Stock Purchase Agreement; and

                  WHEREAS, the Selling Parties are entering into the Stock Purchase Agreement in reliance upon the execution and delivery of this Agreement by the Principals;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. REPRESENTATIONS AND WARRANTIES. Each Principal represents and warrants to the Selling Parties that:

                  (a) Such Principal owns, beneficially and of record, as of the date hereof, the number of shares of Purchaser Common Stock set forth next to his name in SCHEDULE A hereto (collectively, the "SHARES"), subject to no rights of others and free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Principal's voting rights, charges and other encumbrances of any nature whatsoever other than those imposed by federal and state securities laws. On the date hereof, the Shares constitute all of the shares of Purchaser Common Stock beneficially owned by each such Principal. Except as provided in those certain agreements between Frost-Nevada, Limited Partnership ("FROST-NEVADA") and each of Messrs. Rosenstock, Mangone, Thalheim and Zeitchick, respectively (copies of which has been provided to New Valley), to sell an aggregate of 550,000 shares of Purchaser Common Stock to Frost-Nevada, such Principal's right to vote or dispose of the Shares beneficially owned by such Principal is not subject to any voting trust, voting agreement, voting arrangement or proxy and such Principal has not entered into any contract, option or other arrangement or undertaking with respect thereto.


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                  (b) Each Principal has the legal capacity to execute, deliver and perform this Agreement. This Agreement constitutes a valid and binding obligation of each Principal enforceable against him in accordance with its terms. If each Principal is married and the Shares constitute community property under applicable law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Principal's spouse enforceable against such spouse in accordance with its terms.

                  (c) The execution, delivery and performance by each Principal of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) result in any breach or violation of or be in conflict with or constitute a default under the terms of any law, order, regulation or agreement or arrangement to which he is a party or by which he is bound, (ii) require any filing with or authorization by any governmental entity or (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which he is entitled under any provision of any agreement or other instrument binding on him.

SECTION 2. VOTING AGREEMENT. (a) Until the Closing Date, no Principal will assign, sell, pledge, hypothecate or otherwise transfer or dispose of any of the shares of Purchaser Common Stock beneficially owned by such Principal, or any other securities of the Purchaser with respect to which he otherwise has the right to vote, or any interest therein, deposit any of such shares or securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto (except as contemplated by this Proxy and Voting Agreement) or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect transfer or disposition of any of the shares or securities. In the case of any transfer by operation of law, this Agreement shall be binding upon the transferee.

                  (b) Each Principal will, with respect to those shares of Purchaser Common Stock or other securities of the Purchaser that such Principal either owns for voting at the Purchaser Stockholder Meeting to be held for the purpose of voting on the adoption of the Transaction Documents and the issuance of shares of Purchaser Common Stock pursuant to the Transaction Documents or for granting any written consent in connection with the solicitation of written consents in lieu of such a meeting or with respect to which such Principal otherwise controls the vote, vote or cause to be voted such shares (or execute written consents with respect to such shares) (i) to approve the Transaction Documents, the issuance of shares of Purchaser Common Stock pursuant to the Transaction Documents and the transactions contemplated thereby, (ii) against any Purchaser Alternative Transaction and (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Transaction Documents.

                  (c) Each Principal acknowledges that concurrently with the execution of this Agreement, such Principal has executed and delivered to LTGI an Irrevocable Proxy, pursuant to Section 607.0722 of the Florida Business Corporation Act, coupled with an interest, the form of which is attached hereto as EXHIBIT A, so as to vote such shares in accordance with this SECTION 2 and each Principal hereby grants to LTGI such irrevocable proxy. The terms of this proxy shall expire upon approval by the requisite vote of the Purchaser's stockholders at the Purchaser Stockholder Meeting or at any adjournment thereof




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of the adoption of the Transaction Documents and issuance of the Purchaser
Common Stock as contemplated thereby or upon the earlier termination of the Stock Purchase Agreement in accordance with the provisions thereof.

                  (d) The Principals, New Valley and LTGI shall use commercially reasonable efforts to cause the agreements in this SECTION 2 to be appropriately disclosed in filings with the Commission, including the Proxy Statement referred to in the Stock Purchase Agreement.

SECTION 3. NO SOLICITATION. Prior to the Closing Date, no Principal shall, and each Principal shall use best efforts to cause such Principal's Affiliates (other than the Purchaser) and Representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any Purchaser Alternative Transaction, or engage in any negotiations concerning, or provide any confidential information or otherwise facilitate any effort or attempt to make or implement, a Purchaser Alternative Transaction. The Principals will promptly notify the Selling Parties if any such inquiries, proposals or offers are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, such Principal or any of such Persons. Notwithstanding the foregoing, nothing in this Section shall prevent any Principal from taking the actions referred to in Section 5.16 of the Stock Purchase Agreement, but only in the circumstances and subject to the conditions specified therein.

SECTION 4. BINDING EFFECT. All covenants, representations, warranties and other stipulations in this Agreement and other documents referred to herein, given by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective successors, heirs, personal representatives and assigns of the parties hereto.

SECTION 5. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

SECTION 6. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor at the address and telecopier numbers set forth in the Stock Purchase Agreement, with respect to the Selling Parties, and at the addresses and telecopier numbers set forth in SCHEDULE A for the Principals. All such notices, requests, consents and other communications shall be deemed to have been delivered when received.

SECTION 7. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor any provision hereof waived, except pursuant to a writing signed by the parties hereto (including their assigns). No waiver by any party of any term of this Agreement in any one or more instances shall be deemed or construed as a waiver of such term on any future occasion.




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SECTION 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

SECTION 9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 10. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without giving effect to principles governing conflicts of laws, except to the extent that provisions of the Florida Business Corporation Act apply, which provisions the parties cannot legally waive or otherwise exclude, exempt or release themselves from by contract.

SECTION 12. SPECIFIC PERFORMANCE: REMEDIES. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

SECTION 13. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding shall be heard and determined exclusively in any New York state or federal court. Each of the parties hereto agrees that a




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final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 13 shall affect the right of any party to serve legal process in any other manner permitted by law.

SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

SECTION 15. FURTHER ASSURANCES. Each party will take such further actions as may reasonably be requested by another party to effect the purposes of this Agreement.

SECTION 16. TERMINATION. This Agreement shall terminate upon a termination of the Stock Purchase Agreement in accordance with the provisions of its terms.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have executed this Proxy and
Voting Agreement on the date first written above.

                               NEW VALLEY CORPORATION

                               By:  /s/ RICHARD J. LAMPEN
                                  -----------------------------------------
                                    Name:   Richard J. Lampen
                                    Title:  Executive Vice President

                               LADENBURG, THALMANN GROUP INC.

                               By:  /s/ VICTOR M. RIVAS
                                  -----------------------------------------
                                    Name:   Victor M. Rivas
                                    Title:  Chairman & Chief Executive Officer


                               BERLINER EFFEKTENGESELLSCHAFT AG

                               By:  /s/ HOLGER TIMM
                                  -----------------------------------------
                                    Name:   Holger Timm
                                    Title:  Chief Executive Officer

                               PRINCIPALS:

                                   /s/ JOSEPH BERLAND
                                  -----------------------------------------
                                 JOSEPH BERLAND


                               JOSEPH BERLAND REVOCABLE LIVING TRUST
                               DTD 4/16/97


                               By:  /s/ JOSEPH BERLAND
                                  -----------------------------------------
                                     Title: Trustee



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                         /s/ RICHARD J. ROSENSTOCK
                        -----------------------------------------
                         RICHARD J. ROSENSTOCK

                         RICHARD J. ROSENSTOCK REVOCABLE LIVING TRUST
                         DTD 3/5/96


                         By:  /s/ RICHARD J. ROSENSTOCK
                        -----------------------------------------
                               Name:  Richard J. Rosenstock
                               Title: Trustee


                           /s/ MARK ZEITCHICK
                        -----------------------------------------
                         MARK ZEITCHICK

                           /s/ VINCENT A. MANGONE
                        -----------------------------------------
                         VINCENT A. MANGONE


                         VINCENT A. MANGONE REVOCABLE LIVING TRUST
                         DTD 11/5/96


                         By:  /s/ VINCENT A. MANGONE
                        -----------------------------------------
                               Name:  Vincent A. Mangone
                               Title: Trustee

                           /s/ DAVID THALHEIM
                        -----------------------------------------
                         DAVID THALHEIM


                         DAVID THALHEIM REVOCABLE LIVING TRUST
                         DTD 3/5/96


                         By:  /s/ DAVID THALHEIM
                        -----------------------------------------
                               Name:  David Thalheim
                               Title: Trustee




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                                   SCHEDULE A

                  NAME, ADDRESS AND FAX NUMBER                                 NUMBER OF SHARES
                  ----------------------------                                 ----------------

                         JOSEPH BERLAND                                            3,945,060
       Joseph Berland Revocable Living Trust dated 4/16/97

                c/o GBI Capital Management Corp.
                       1055 Stewart Avenue
                       Bethpage, NY 11714

                  Facsimile No.: (516) 470-1050

                      RICHARD J. ROSENSTOCK                                        3,945,060
    Richard J. Rosenstock Revocable Living Trust dated 3/5/96

                c/o GBI Capital Management Corp.
                       1055 Stewart Avenue
                       Bethpage, NY 11714

                  Facsimile No.: (516) 470-1050

                         MARK ZEITCHICK                                            1,512,273

                c/o GBI Capital Management Corp.
                       1055 Stewart Avenue
                       Bethpage, NY 11714

                  Facsimile No.: (516) 470-1050

                       VINCENT A. MANGONE                                          1,512,273
     Vincent A. Mangone Revocable Living Trust dated 11/5/96

                c/o GBI Capital Management Corp.
                       1055 Stewart Avenue
                       Bethpage, NY 11714

                  Facsimile No.: (516) 470-1050

                         DAVID THALHEIM                                            1,512,273

       David Thalheim Revocable Living Trust dated 3/5/96

                c/o GBI Capital Management Corp.
                       1055 Stewart Avenue
                       Bethpage, NY 11714

                  Facsimile No.: (516) 470-1050
